EXHIBIT 10.1

FIRST AMENDMENT TO THE
LITTELFUSE, INC. RETIREMENT PLAN

THIS FIRST AMENDMENT to the Littelfuse, Inc. Retirement Plan, as amended and restated January 1, 2012 (the “Plan”) is made and entered into by Littelfuse, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), effective as set forth below.

W I T N E S S E T H:

WHEREAS, the Company maintains the Plan under an amended and restated plan document, effective as of January 1, 2012;

WHEREAS, the Company wishes to amend the Plan to permit participants who terminated service with the Company prior to September 1, 2012 to elect during a limited window of time to receive a lump sum distribution of their entire Plan benefit; and

WHEREAS, the Company has reserved the right to amend the Plan from time to time.

NOW, THEREFORE, the Company does hereby amend the Plan effective as of September 14, 2012 to read as follows:

1.          By adding the following Section 3.6 of the Plan to read as follows:

“Section 3.6.     OPTIONAL LUMP SUM PAYMENT DURING WINDOW PERIOD. A Participant who is a former Employee that terminated service with the Company and all Controlled Group Members prior to September 1, 2012, and who has not begun receiving payment of his Plan benefit by such date may, during the six week period beginning on September 19, 2012 and ending on October 31, 2012, elect to receive the actuarial equivalent of the Vested Percentage of the retirement income payable to him pursuant to the Plan in the form of a single lump sum payment with an Annuity Starting Date of December 1, 2012, provided that he is still a former Employee as of that date. Actuarial equivalence shall be determined for this purpose using the interest and mortality assumptions for determining actuarially equivalent lump sum distributions as of December 1, 2012, which is the date as of which the Participant's benefit is payable if he elects the lump sum option. The lump sum option shall be available to a Participant regardless of whether he has reached a date by which he could receive or begin to receive payment of the Vested Percentage of his Plan benefit (such as his Normal or Early Retirement Date).

To the extent required under Section 417 of the Code, Participant who is not otherwise eligible to begin receiving a benefit under the Plan as of December 1, 2012, but is eligible to elect the lump sum option described above may instead elect to receive the actuarial equivalent of such benefit payable, if he is married, in the form of a Qualified Joint and 50% Survivor Annuity or a joint and 75% survivor annuity with the Participant's spouse as his joint pensioner, or if he is not married, in the form of an annuity for life. Actuarial equivalence shall be determined for this purpose using the interest and mortality assumptions for determining actuarially equivalent non-decreasing annuities as of the date of termination of the Participant's service.

An election by a Participant under this Section 3.6 must be made in writing with the consent of his spouse if he is married and must be received by the Committee no later than October 31, 2012. The options described in this Section 3.6 shall be subject to the provisions of Section 4.1 and shall be in addition to any other distribution option(s) to which the Participant may be entitled under Section 3.1 or 3.2, as applicable.”

2.          By adding the following Section 6.12 to the Fifth Supplement of the Plan to read as follows:

“Section 6.12     Optional Lump Sum During Window Period. A Cole Hersee Office Plan Member who is a former Employee that terminated service with the Company and all Controlled Group Members prior to September 1, 2012, and who has not yet begun receiving payment of his vested Accrued Benefit by such date, may, during the six week period beginning on September 19, 2012 and ending on October 31, 2012, elect to receive the Actuarial Equivalent of his vested Accrued Benefit in the form of a single lump sum payment with a Benefit Commencement Date of December 1, 2012, provided that he is still a former Employee as of that date. Actuarial Equivalence shall be determined for this purpose using the interest and mortality assumptions for determining actuarially equivalent lump sum distributions as of December 1, 2012, which is the date as of which the Cole Hersee Office Plan Member's benefit is payable if he elects the lump sum option. The lump sum option shall be available to a Cole Hersee Office Plan Member regardless of whether he has reached a date by which he could receive or begin to receive payment of his vested Accrued Benefit (such as his Normal or Early Retirement Date).

To the extent required under Section 417 of the Code, a Cole Hersee Office Plan Member who is not otherwise eligible to begin receiving a benefit under the Plan as of December 1, 2012, but is eligible to elect the lump sum option described above may instead elect to receive the Actuarial Equivalent of his Accrued Benefit, if he is married, in the form of a Qualified Joint and 50% Survivor Annuity or a joint and 75% survivor annuity with his spouse as his joint pensioner, or if he is not married, in the form of an annuity for life. Actuarial equivalence shall be determined for this using the interest and mortality assumptions for determining actuarially equivalent non-decreasing annuities as of the date of the Cole Hersee Office Plan Member's termination of service.

An election by a Cole Hersee Office Plan Member under this Section 6.12 must be made in writing with the consent of his spouse if he is married and must be received by the Committee no later than October 31, 2012. The options described in this Section 6.12 shall be subject to the spousal consent requirements of Section 6.1(A) and shall be in addition to any other distribution option(s) to which the Cole Hersee Office Plan Member may be entitled under Section 6.1(C) or 6.2, as applicable.”

3.             By deleting Section 6.2 to the Sixth Supplement of the Plan in its entirety and substituting therefore the following:

“Section 6.2     Optional Lump Sum During Window Period. A Cole Hersee Union Plan Member who is a former Employee that terminated service with the Company and all Controller Group Members prior to September 1, 2012 and who has not yet begun receiving payment of his vested Accrued Benefit by such date, may, during the six week period beginning on September 19, 2012 and ending on October 31, 2012, elect to receive the Actuarial Equivalent of his vested Accrued Benefit in the form of a single lump sum payment with a Benefit Commencement Date of December 1, 2012, provided that he is still a former Employee as of that date. Actuarial Equivalence shall be determined for this purpose using the interest and mortality assumptions for determining actuarially equivalent lump sum distributions as of December 1, 2012, which is the date as of which the Cole Hersee Union Plan Member's benefit is payable if he elects the lump sum option. The lump sum option shall be available to a Cole Hersee Union Plan Member regardless of whether he has reached a date by which he could receive or begin to receive payment of his vested Accrued Benefit (such as his Normal or Early Retirement Date)

To the extent required under Section 417 of the Code, a Cole Hersee Union Plan Member who is not otherwise eligible to begin receiving a benefit under the Plan as of December 1, 2012, but is eligible to elect the lump sum option described above may instead elect to receive the Actuarial Equivalent of his Accrued Benefit, if he is married, in the form of a Qualified Joint and 50% Survivor Annuity or a joint and 75% survivor annuity with his spouse as his joint pensioner, or if he is not married, in the form of an annuity for life. Actuarial equivalence shall be determined for this using the interest and mortality assumptions for determining actuarially equivalent non-decreasing annuities as of the date of the Cole Hersee Union Plan Member's termination of service.

An election by a Cole Hersee Union Plan Member under this Section 6.2 must be made in writing with the consent of his spouse if he is married and must be received by the Committee no later than October 31, 2012. The options described in this Section 6.2 shall be subject to the spousal consent requirements of Section 6.1(A) and shall be in addition to any other distribution option(s) to which the Cole Hersee Office Plan Member may be entitled under Section 6.1.”

4.          Except as specifically set forth above, the terms of the Plan shall remain in full force and effect as prior to this First Amendment.

IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized officer as of the date first above written.

LITTELFUSE, INC.

By:	/s/ Ryan K. Stafford
Ryan K. Stafford
Vice President, Human Resources
and General Counsel